Trade receivables and other current assets	12 Months Ended
Dec. 31, 2021
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Trade receivables and other current assets
Note 10. Trade receivables and other current assets
Accounting policies for trade receivables and other current assets are described in Note 8.1.
10.1 Trade receivables

	As of December 31,	As of December 31,
	2020	2021

	$ in thousands
Trade receivables	5,787	20,390
Valuation allowance	(616)	(29)

Total net value of trade receivables	5,171	20,361

All trade receivables have payment terms of less than one year. The trade receivables are mainly due to an agreement with Cytovia Therapeutics, Inc. (“the Cytovia agreement”) Cellectis entered into on February 12, 2021. The consideration to Cellectis includes a trade receivable of $20 million issued by Cytovia to Cellectis.
10.2 Subsidies receivables

	As of December 31,	As of December 31,
	2020	2021

	$ in thousands
Research tax credit	10,703	9,268

Total subsidies receivables	10,703	9,268

Research tax credit receivables as of December 31, 2021 include the accrual for a French research tax credit related to 2021 for $7.9 million and to previous periods for $1.2 million. The remaining amount relates to refundable tax credits in the United States. During December 2018, the French Tax Authority initiated an audit related to the 2014, 2015, 2016 and 2017 French research tax credits. In January 2022, a legal court confirmed that Cellectis was entitled to receive the amounts related to 2017 and 2018 tax credits.
Research tax credit receivables as of December 31, 2020 include the accrual for a French research tax credit related to 2020 for $9.2 million and to previous periods for $1.3 million. The remaining amount relates to refundable tax credits in the United States.
10.3 Other current assets

	As of December 31,	As of December 31,
	2020	2021

	$ in thousands
VAT receivables	3,093	1,398
Prepaid expenses and other prepayments	14,113	8,171
Tax and social receivables	227	46
Deferred expenses and other current assets	12,210	50

Total other current assets	29,643	9,665

Prepaid expenses and other prepayments primarily include advances to our sub-contractors
on research and development activities. They mainly relate to advance payments to suppliers of biological raw materials and to third parties participating in product manufacturing.
During the years ended December 31, 2021 and December 31, 2020, we prepaid certain manufacturing costs related to our product candidates UCART123, UCART22 and UCART CS1 of which the delivery of products or services is expected in the coming months.
As of December 31, 2020, deferred expenses and other current assets mainly relates to a $6.2 million receivable following Cellectis’ employees option exercise, a Calyxt broker receivable and certain down payments to suppliers for $2.7 million, as well as a right of $3.0 million to obtain equipment at our Raleigh facility which generates an equivalent financial liability. As of December 31, 2021, deferred expenses and other current assets are immaterial. All equipment at our Raleigh facility has been received.
As of December 31, 2020, tax and social receivables relate mainly to social charges on personnel expenses. As of December 31, 2021, tax and social receivables relate mainly to social charges on personnel expenses.